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  NUMBER                          INTERLEAF                       SHARES

FBU - XXXX                                                        XX,XXX
                     INCORPORATED UNDER THE LAWS OF THE
COMMON STOCK            COMMONWEALTH OF MASSACHUSETTS          COMMON STOCK
                     THIS CERTIFICATE IS TRANSFERABLE IN     CUSIP 458729 20 9
                          BOSTON, MA OR NEW YORK, NY


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THIS IS TO CERTIFY THAT

                               - SPECIMEN -






IS THE OWNER OF

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

INTERLEAF, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Amended Articles of Organization and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Peter J. Rice                  SEAL                   /s/ Jaime Ellertson
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              TREASURER                                              PRESIDENT


COUNTERSIGNED AND REGISTERED:
                 BankBoston, N.A.
                               TRANSFER AGENT AND REGISTRAR

BY


                                       AUTHORIZED SIGNATURE

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The corporation is authorized to issue more than one class of stock. The corporation will furnish without charge to each stockholder upon written request the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the corporation as set forth in the Amended Articles of Organization of the corporation and amendments thereto filed with the Secretary of State of the Commonwealth of Massachusetts.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common    UNIF GIFT MIN ACT-_________Custodian________
TEN ENT  - as tenants by the entireties               (Cust)           (Minor)
JT TEN   - as joint tenants with right            under Uniform Gifts to Minors
           of survivorship and not as             Act___________________
           tenants in common                             (State)

COM PROP - as community property

    Additional abbreviations may also be used though not in the above list.


For value received, _______________ hereby sell, assign and transfer units

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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----------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      -----------------------------


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SIGNATURE(S) GUARANTEED:
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                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                        GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULES 17Ad-15.